ITEM 77Q - Amendments to Declaration of Trust

MONEY MARKET OBLIGATIONS TRUST

Amendment No. 13
DECLARATION OF TRUST
dated October 3, 1988


Effective September 1, 1999, this Declaration of Trust is amended as follows:

	Strike the first paragraph of Section 5 of Article III from the Declaration of Trust and substitute in its place the following:

	"Section 5.  Establishment and Designation of Series or Class."

	Without limiting the authority of the Trustees set forth herein, to establish and designate any additional series or class or to modify the rights or preferences of any existing series or class, the series and classes have been established and designated as:

Alabama Municipal Cash Trust
Arizona Municipal Cash Trust
Automated Cash Management Trust
  Cash II Shares
  Institutional Service Shares
Automated Government Cash Reserves
Automated Government Money Trust
Automated Treasury Cash Reserves
California Municipal Cash Trust
Connecticut Municipal Cash Trust
Federated Master Trust
Federated Short-Term U.S. Government Trust
Federated Tax-Free Trust
Florida Municipal Cash Trust
  Cash II Shares
  Institutional Shares
Georgia Municipal Cash Trust
Government Obligations Fund
  Institutional Shares
  Institutional Service Shares
Government Obligations Tax Managed Fund
  Institutional Shares
  Institutional Service Shares
Liberty U.S. Government Money Market Trust
  Class A Shares
  Class B Shares
Liquid Cash Trust
Maryland Municipal Cash Trust
Massachusetts Municipal Cash Trust
Michigan Municipal Cash Trust
Minnesota Municipal Cash Trust
  Cash Series Shares
Money Market Management, Inc.
Money Market Trust
Municipal Obligations Fund
New Jersey Municipal Cash Trust
  Institutional Shares
New York Municipal Cash Trust
  Cash II Shares
  Institutional Service Shares
North Carolina Municipal Cash Trust
Ohio Municipal Cash Trust
  Cash II Shares
Pennsylvania Municipal Cash Trust
  Cash Series Shares
Prime Cash Obligations Fund
Prime Obligations Fund
  Institutional Shares
  Institutional Service Shares
Prime Value Obligations Fund
Tax-Free Instruments Trust
Tax-Free Obligations Fund
  Institutional Shares
  Institutional Service Shares
Tennessee Municipal Cash Trust
Treasury Obligations Fund
  Institutional Shares
  Institutional Service Shares
  Institutional Capital Shares
Trust for Government Cash Reserves
Trust for Short-Term U.S. Government Securities
Trust for U.S. Treasury Obligations
U.S. Treasury Cash Reserves
  Institutional Service Shares
  Institutional Shares
Virginia Municipal Cash Trust

	The establishment and designation of any series or class of shares in addition to those established and designated above shall be effective upon the execution by a majority of the then Trustees, without the need for Shareholder approval, of an amendment tot his Declaration of Trust, taking the form of a complete restatement or otherwise, setting forth such establishment and designation and the relative rights and preferences of any such series or class, or as otherwise provided in such instrument.

	The undersigned hereby certify that the above-stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees on the 19th day of May, 1999.



	WITNESS the due execution hereof this 19th day of August, 1999.


/s/ John F. Donahue		/s/ Peter E. Madden
John F. Donahue		      Peter E. Madden

/s/ Thomas G. Bigley		/s/ Charles F. Mansfield, Jr.
Thomas G. Bigley			Charles F. Mansfield, Jr.

/s/ John T. Conroy, Jr.		/s/ John E. Murray, Jr.
John T. Conroy, Jr.		John E. Murray, Jr.

/s/ John F. Cunningham		/s/ Marjorie P. Smuts
John F. Cunningham		Marjorie P. Smuts

/s/ Lawrence D. Ellis, M.D.	/s/ John S. Walsh
Lawrence D. Ellis, M.D.		John S. Walsh




MONEY MARKET OBLIGATIONS TRUST

Amendment No. 14
DECLARATION OF TRUST
dated October 3, 1988


This Declaration of Trust is amended as follows:

	Strike the first paragraph of Section 5 of Article III from the Declaration of Trust and substitute in its place the following:


	"Section 5.  Establishment and Designation of Series or Class."


	Without limiting the authority of the Trustees set forth herein, to establish and designate any additional series or class or to modify the rights or preferences of any existing series or class, the series and classes have been established and designated as:

Alabama Municipal Cash Trust

Arizona Municipal Cash Trust
  Institutional Service Shares

Automated Cash Management Trust
  Cash II Shares
  Institutional Service Shares

Automated Government Cash Reserves

Automated Government Money Trust

Automated Treasury Cash Reserves

California Municipal Cash Trust
  Institutional Service Shares
  Institutional Shares

Connecticut Municipal Cash Trust
  Institutional Service Shares

Federated Master Trust

Federated Short-Term U.S. Government Trust

Federated Tax-Free Trust

Florida Municipal Cash Trust
  Cash II Shares
  Institutional Shares

Georgia Municipal Cash Trust

Government Obligations Fund
  Institutional Shares
  Institutional Service Shares

Government Obligations Tax Managed Fund
  Institutional Shares
  Institutional Service Shares

Liberty U.S. Government Money Market Trust
  Class A Shares
  Class B Shares

Liquid Cash Trust

Maryland Municipal Cash Trust

Massachusetts Municipal Cash Trust
  Boston 1784 Funds Shares
  Institutional Service Shares

Michigan Municipal Cash Trust
  Institutional Service Shares
  Institutional Shares

Minnesota Municipal Cash Trust
  Cash Series Shares
  Institutional Shares

Money Market Management

Money Market Trust

Municipal Obligations Fund
  Institutional Capital Shares
  Institutional Service Shares
  Institutional Shares

New Jersey Municipal Cash Trust
  Institutional Service Shares
  Institutional Shares

New York Municipal Cash Trust
  Cash II Shares
  Institutional Service Shares

North Carolina Municipal Cash Trust

Ohio Municipal Cash Trust
  Cash II Shares
  Institutional Service Shares
  Institutional Shares

Pennsylvania Municipal Cash Trust
  Cash Series Shares
  Institutional Service Shares
  Institutional Shares

Prime Cash Obligations Fund
  Institutional Capital Shares
  Institutional Service Shares
  Institutional Shares

Prime Obligations Fund
  Institutional Shares
  Institutional Service Shares

Prime Value Obligations Fund
  Institutional Capital Shares
  Institutional Service Shares
  Institutional Shares

Tax-Free Instruments Trust
  Institutional Service Shares
  Investment Shares

Tax-Free Obligations Fund
  Institutional Shares
  Institutional Service Shares

Tennessee Municipal Cash Trust
  Institutional Service Shares
  Institutional Shares

Treasury Obligations Fund
  Institutional Shares
  Institutional Service Shares
  Institutional Capital Shares

Trust for Government Cash Reserves

Trust for Short-Term U.S. Government Securities

Trust for U.S. Treasury Obligations

U.S. Treasury Cash Reserves
  Institutional Service Shares
  Institutional Shares

Virginia Municipal Cash Trust
  Institutional Service Shares
  Institutional Shares


	The establishment and designation of any series or class of shares in addition to those established and designated above shall be effective upon the execution by a majority of the then Trustees, without the need for Shareholder approval, of an amendment tot his Declaration of Trust, taking the form of a complete restatement or otherwise, setting forth such establishment and designation and the relative rights and preferences of any such series or class, or as otherwise provided in such instrument.


	The undersigned hereby certify that the above-stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees on the 19th day of May, 1999.



	WITNESS the due execution hereof this 16th day of November, 1999.


/s/ John F. Donahue		/s/ Peter E. Madden
John F. Donahue		 	Peter E. Madden

/s/ Thomas G. Bigley		/s/ Charles F. Mansfield, Jr.
Thomas G. Bigley			Charles F. Mansfield, Jr.

/s/ John T. Conroy, Jr.		/s/ John E. Murray, Jr.
John T. Conroy, Jr.		John E. Murray, Jr.

/s/ John F. Cunningham		/s/ Marjorie P. Smuts
John F. Cunningham		Marjorie P. Smuts

/s/ Lawrence D. Ellis, M.D.	/s/ John S. Walsh
Lawrence D. Ellis, M.D.		John S. Walsh